UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2017

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number

1-5007	TAMPA ELECTRIC COMPANY (a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111	59-0475140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement

On November 2, 2017, Tampa Electric Company (“Tampa Electric”) entered into a Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, and Royal Bank of Canada, as Joint Lead Arrangers, JPMorgan Chase Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, and Royal Bank of Canada as Joint Bookrunners and Syndication Agents, and the following lenders: Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A., Royal Bank of Canada, The Bank of Tokyo-Mitsubishi UFJ, Ltd., The Bank of Nova Scotia, Suntrust Bank, The Bank of New York Mellon, Bank of America, N.A., Canadian Imperial Bank of Commerce, and The Toronto-Dominion Bank, New York Branch. The Credit Agreement is a 364-day, $300 million bank credit facility with a maturity date of November 1, 2018. The Credit Agreement contains customary representations and warranties, events of default, and financial and other covenants; and provides for interest to accrue at variable rates based on either the London interbank deposit rate, Wells Fargo Bank’s prime rate, or the federal funds rate, plus a margin. The foregoing description of the Credit Agreement is qualified in its entirety by reference to the complete text of the agreement, which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information in Item 1.01 with respect to the Tampa Electric Credit Agreement dated as of November 2, 2017 is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(d) Exhibits

10.1	Credit Agreement dated as of November 2, 2017, among Tampa Electric Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMPA ELECTRIC COMPANY
(Registrant)

Date: November 8, 2017	By:	/s/ Kim M. Caruso
Kim M. Caruso
Treasurer